     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 15, 1998

                                                     REGISTRATION NO. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-3
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                          ORBITAL SCIENCES CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                   DELAWARE                                      06-1209561
       (STATE OR OTHER JURISDICTION OF                        (I.R.S. EMPLOYER
        INCORPORATION OR ORGANIZATION)                      IDENTIFICATION NO.)

                            ------------------------

                            21700 ATLANTIC BOULEVARD
                             DULLES, VIRGINIA 20166
                                 (703) 406-5000
              (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
       INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                            ------------------------

                               DAVID W. THOMPSON
                CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER
                          ORBITAL SCIENCES CORPORATION
                            21700 ATLANTIC BOULEVARD
                             DULLES, VIRGINIA 20166
                                 (703) 406-5000
  (NAME AND ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA
                          CODE, OF AGENT FOR SERVICE)
                            ------------------------

                                   Copies to:

             EVE N. HOWARD, ESQ.                            CRAIG B. BROD, ESQ.
            HOGAN & HARTSON L.L.P.                   CLEARY, GOTTLIEB, STEEN & HAMILTON
         555 THIRTEENTH STREET, N.W.                         ONE LIBERTY PLAZA
            WASHINGTON, D.C. 20004                          NEW YORK, N.Y. 10006
                (202) 637-5600                                 (212) 225-2000

                            ------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE OF THE SECURITIES TO THE
PUBLIC: As soon as practicable after the effective date of this Registration Statement.

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 check the following box. [ ]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-48679

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement. [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                        CALCULATION OF REGISTRATION FEE

==========================================================================================================================
                                                                            PROPOSED         PROPOSED
                                                                            MAXIMUM          MAXIMUM
                                                            AMOUNT          OFFERING        AGGREGATE        AMOUNT OF
                                                            BEING          PRICE PER         OFFERING       REGISTRATION
TITLE OF SECURITIES BEING REGISTERED                      REGISTERED         SHARE            PRICE             FEE
--------------------------------------------------------------------------------------------------------------------------
Common Stock, $.01 par value.........................     287,500(1)        $45.8125       $13,171,094         $3,886
==========================================================================================================================

(1) Includes shares that are issuable upon exercise of the Underwriters' over-allotment option.

================================================================================

                                EXPLANATORY NOTE

     This registration statement relates to the public offering of Common Stock contemplated by a registration statement on Form S-3, Registration No. 333-48679 (the "Prior Registration Statement"), and is filed solely to increase the number of shares of Common Stock to be offered in such offering by 287,500 shares. The contents of the Prior Registration Statement, including all exhibits thereto, are hereby incorporated by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of Loudoun, Commonwealth of Virginia, on the 15th day of April, 1998.

                                          ORBITAL SCIENCES CORPORATION

                                          By:     /s/ DAVID W. THOMPSON
                                            ------------------------------------
                                                     DAVID W. THOMPSON,
                                              CHAIRMAN OF THE BOARD, PRESIDENT
                                                AND CHIEF EXECUTIVE OFFICER

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on April 15, 1998 by the following persons in the capacities indicated.

                     SIGNATURES                                             TITLE
                     ----------                                             -----
                /s/ DAVID W. THOMPSON                       Chairman of the Board, Chief Executive
-----------------------------------------------------     Officer and Director (Principal Executive
                  DAVID W. THOMPSON                                        Officer)

                /s/ JEFFREY V. PIRONE                    Executive Vice President and Chief Financial
-----------------------------------------------------       Officer (Principal Financial Officer)
                  JEFFREY V. PIRONE

                /s/ MICHAEL P. KEEGAN                           Vice President and Controller
-----------------------------------------------------
                  MICHAEL P. KEEGAN

                 /s/ FRED C. ALCORN                                        Director
-----------------------------------------------------
                   FRED C. ALCORN

                 /s/ KELLY H. BURKE                                        Director
-----------------------------------------------------
                   KELLY H. BURKE

                /s/ BRUCE W. FERGUSON                                      Director
-----------------------------------------------------
                  BRUCE W. FERGUSON

                 /s/ DANIEL J. FINK                                        Director
-----------------------------------------------------
                   DANIEL J. FINK

                 /s/ LENNARD A. FISK                                       Director
-----------------------------------------------------
                   LENNARD A. FISK


                     SIGNATURES                                             TITLE
                     ----------                                             -----
               /s/ JACK L. KERREBROCK                                      Director
-----------------------------------------------------
                 JACK L. KERREBROCK

                 /s/ DOUGLAS S. LUKE                                       Director
-----------------------------------------------------
                   DOUGLAS S. LUKE

                 /s/ JOHN L. MCLUCAS                                       Director
-----------------------------------------------------
                   JOHN L. MCLUCAS

              /s/ JANICE I. OBUCHOWSKI                                     Director
-----------------------------------------------------
                JANICE I. OBUCHOWSKI

               /s/ FRANK L. SALIZZONI                                      Director
-----------------------------------------------------
                 FRANK L. SALIZZONI

                                                                           Director
-----------------------------------------------------
                 HARRISON H. SCHMITT

                /s/ JAMES R. THOMPSON                                      Director
-----------------------------------------------------
                  JAMES R. THOMPSON

                /s/ SCOTT L. WEBSTER                                       Director
-----------------------------------------------------
                  SCOTT L. WEBSTER


                                 EXHIBIT INDEX

EXHIBIT
NUMBER                      DESCRIPTION OF DOCUMENT                     PAGE
-------                     -----------------------                     ----
   5      Opinion of Hogan & Hartson L.L.P. regarding legality of
          shares being registered*....................................
  23.1    Consent of KPMG Peat Marwick LLP*...........................
  23.2    Consent of Hogan & Hartson L.L.P. (included in Exhibit
          5)*.........................................................

---------------

   * Filed herewith.